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                                                                  EXHIBIT 10.114

                            STOCK WARRANT AGREEMENT
                            -----------------------

THIS STOCK WARRANT AGREEMENT is made and entered into as of this 17th day of February, 1998, between ROBERT J. EMMONS ("Emmons") and SMART & FINAL INC., a
                                           ------
Delaware Corporation ("Company") with reference to the following facts and objectives:

A. Emmons and the Company are parties to a certain Amendment to the Amended and Restated Employment Agreement dated January 21,1998 ("the Amendment");

B. Pursuant to the terms of the Amendment, Emmons is entitled to receive, as part of his compensation, certain Stock Warrants ("the Warrants"), either under an existing Company stock option plan or such other plan as may be required to give effect to the intent of the Amendment;

C. The parties hereto desire to memorialize their intention in this Stock Warrant Agreement as set forth hereafter;

   NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


1. Emmons shall receive a grant of stock warrants ("warrants") as of the date of this Agreement (which shall be deemed the date of grant), equal to 200,000 shares of stock in the Company common stock, 100,000 of which shall vest on November 1, 1998 and 100,000 of which shall vest on December 31, 1999.

2. The warrants shall be granted under an existing Company stock option plan or such other plan to be approved by the shareholders of the Company at the next opportunity for such approval, whichever is most expedient to giving effect to the intent of this Agreement.

3. In the event a separate plan is required to give effect to the intent of this Agreement, a plan document shall be prepared and filed as appropriate by the Company. The terms of such a plan shall be substantially the same as those in comparable existing Company stock option plans, except as may be modified by this Agreement.

4. The grant of warrants under this Agreement shall be at 100% (one hundred percent) of market value on the date of grant.

5. Consistent with the terms of the Company's other stock option plans the warrants granted hereunder shall be valid for a period of ten years, provided, however, that the grants hereunder shall survive Emmons' employment with the Company, except in the case of his death, in which case the warrants shall survive for one calendar year from the date of his death.

6. This grant of warrants is made pursuant to the authority of the Compensation Committee of the Board of Directors of the Company as part of the compensation being paid to Emmons
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   for his duties as Chief Executive Officer. In so granting, the Compensation
   Committee considered the effect of Section 162(m) of the Internal Revenue Code and the implications thereof.

7. The warrants granted hereunder shall at all times be deemed a "non-qualified" plan for all purposes.

8. This Agreement, and any disputes arising hereunder shall be governed by California law.

IN WITNESS WHEREOF, the parties hereto have executed this Stock Warrant Agreement as of the date first set forth above.


ROBERT J. EMMONS                         SMART & FINAL, INC.


/s/ Robert J. Emmons                     By: /s/ Donald G. Alvarado
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                                         Its: Sr. V.P. - Law/Development
                                              --------------------------
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                  FIRST AMENDMENT TO STOCK WARRANT AGREEMENT
                  ------------------------------------------

  This First Amendment to Stock Warrant Agreement is made and entered into as of this 31st day of December, 1998, between ROBERT J. EMMONS ("Emmons") and SMART &
                                                            ------
FINAL INC., a Delaware Corporation ("Company") with reference to the following facts:

     A. Emmons and the Company are parties to a certain and Stock Warrant Agreement dated as of February 17,1998 ("the Agreement");

     B. The parties wish to amend the Agreement to provide for an adjustment in the vesting date for certain of the grants, as set forth below.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

  1. Paragraph 1 of the Agreement is hereby amended to read in its entirety as follows:

          "1. Emmons shall receive a grant of stock warrants ("warrants") as of the date of this Agreement (which shall be deemed the date of grant), equal to 200,000 shares of stock in the Company common stock, all of which shall vest on November 1, 1998."

  IN WITNESS WHEREOF, the parties hereto have executed this Stock Warrant Agreement as of the date first set forth above.

                                        /s/ Robert J. Emmons
                                        --------------------
                                        ROBERT J. EMMONS

                                        SMART & FINAL, INC.
                                        a Delaware corporation

                                        By: /s/ Donald G. Alvarado
                                            ----------------------
                                        Its: Sr. V.P.  Law/Development
                                            --------------------------